SCHEDULE 14A INFORMATION

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Cincinnati Bancorp
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April 13, 2018

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Cincinnati Bancorp, the holding company for Cincinnati Federal. We will hold the meeting at Cincinnati Federal’s main office, located at 6581 Harrison Avenue, Cincinnati, Ohio, on Thursday, May 24, 2018, at 3:00 p.m., local time. The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. Internet and telephone voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Joseph V. Bunke
President

CINCINNATI BANCORP

6581 Harrison Avenue

Cincinnati, Ohio 45247

(513) 574-3025

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	3:00 p.m., local time, Thursday, May 24, 2018

PLACE	Cincinnati Federal’s Main Office
6581 Harrison Avenue
Cincinnati, Ohio

ITEMS OF BUSINESS	(1) The election of two directors to serve for a term of three years;

(2) The ratification of the appointment of BKD, LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2018; and

(3) The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	To be eligible to vote, you must have been a stockholder as of the close of business on March 29, 2018.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone, or by mail by completing the accompanying proxy card and returning it in the enclosed self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Harold L. Anness
Corporate Secretary

Cincinnati, Ohio

April 13, 2018

CINCINNATI BANCORP

PROXY STATEMENT

FOR

2018 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Cincinnati Bancorp is the majority-owned subsidiary of CF Mutual Holding Company and the holding company for Cincinnati Federal. In this proxy statement, we may also refer to Cincinnati Bancorp as “we,” “our” or “us and to Cincinnati Federal as the “Bank.”

We are providing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors for the 2018 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. We will hold the annual meeting at the Bank’s main office, located at 6581 Harrison Avenue, Cincinnati, Ohio, on Thursday, May 24, 2018 at 3:00 p.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about April 13, 2018.

Important Notice Regarding the Availability of Proxy Materials

for the STOCKholder Meeting to Be Held on MAY 24, 2018

This proxy statement is available at www.astproxyportal.com/ast/20323. Also available at this website address is our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, which includes our audited consolidated financial statements for the fiscal year ended December 31, 2017.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of Cincinnati Bancorp common stock if our records show that you held your shares as of the close of business on March 29, 2018. As of the close of business on that date, a total of 1,752,947 shares of common stock were outstanding, of which 945,587 shares were owned by CF Mutual Holding Company. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of or common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares of common stock (other than CF Mutual Holding Company) are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock of Cincinnati Bancorp in one or more of the following ways:

•	Directly in your name as stockholder of record;

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•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the Cincinnati Federal Employee Stock Ownership Plan (the “ESOP”);

•	Indirectly through the Cincinnati Federal 401(k) Profit Sharing Plan (the “401(k) Plan”); or

•	Indirectly through the Cincinnati Bancorp 2017 Equity Incentive Plan (the “Equity Incentive Plan”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you have been awarded shares of restricted stock under the Equity Incentive Plan which were unvested and non-forfeited as of the record date for the annual meeting, you have voting rights with respect to those shares.

If you own shares of common stock indirectly through the ESOP and/or the 401(k) Plan, see “Participants in the ESOP and/or 401(k) Plan” below.

Attending the Meeting

Stockholders are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of Cincinnati Bancorp common stock entitled to vote, represented in person or by proxy, are present at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect two directors to serve for a term of three years. In voting on the election of directors (Proposal 1), you may vote in favor of the nominees or withhold your vote as to the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two.

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In voting on the ratification of the appointment of the independent registered public accounting firm (Proposal 2), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The affirmative vote of a majority of the votes represented at the annual meeting and entitled to vote is required to approve this proposal.

Because CF Mutual Holding Company owns more than 50% of our outstanding common stock, the votes cast by it will ensure the presence of a quorum and will decide the outcome of the vote on the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm (Proposal 2).

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Item 1). Your bank, broker or other holder of record does not have discretion to vote your uninstructed shares with respect to these two items of business. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does have discretion to vote any uninstructed shares on the ratification of the appointment of the independent registered public accounting firm (Item 2). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposals to ratify the appointment of the independent registered public accounting firm, we will not count broker non-votes as votes represented at the annual meeting. Therefore, broker non-votes and abstentions will have the same effect as a negative vote.

Voting by Proxy

We are sending you this proxy statement to request that you allow your shares of Cincinnati Bancorp common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of Cincinnati Bancorp common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

The Board of Directors unanimously recommends a vote:

•	“FOR ALL” of the nominees for director; and

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•	“FOR” the ratification of the appointment of BKD, LLP to serve as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This would include a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Instead of voting by completing and mailing a proxy card, registered stockholders can vote their shares of Cincinnati Bancorp common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting appear on the enclosed proxy card. The deadline for voting by Internet or by telephone is 11:59 p.m., Eastern Time, on May 23, 2018.

Revoking Your Proxy

Whether you vote by mail, by telephone or via the Internet, if you are a registered stockholder, unless otherwise noted, you may later revoke your proxy by:

•	sending a written statement to that effect to our Corporate Secretary;

•	submitting a properly signed proxy card with a later date;

•	voting by telephone or via the Internet at a later time (if initially able to vote in that manner) so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

•	voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from you bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and/or 401(k) Plan

If you participate in the ESOP, you will receive a voting instruction card that reflects all shares that you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received valid voting instructions.

If you hold Cincinnati Bancorp common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants.

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The deadline for returning your voting instruction cards is May 17, 2018.

CORPORATE GOVERNANCE

General

Cincinnati Bancorp periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern its operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for Cincinnati Bancorp.

Director Independence

The Board of Directors currently consists of six members. Although Cincinnati Bancorp common stock is quoted on the OTCPink Market and is not listed on the NASDAQ Stock Market, we refer to the definition of “independent director” contained in the listing standards of the NASDAQ Stock Market when determining the independence of our directors. All our directors are considered independent under the listing standards of the NASDAQ Stock Market, except for Robert A. Bedinghaus who has been employed by us in his capacity as Executive Chairman since April 1, 2017. In determining the independence of directors, the Board of Directors has considered transactions, relationships and arrangements between Cincinnati Bancorp and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons.”

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and of President enhances Board independence and oversight. Moreover, the separation of these offices allows the President to better focus on his growing responsibilities of managing the daily operations of Cincinnati Bancorp and the Bank, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Robert A. Bedinghaus currently serves as the Executive Chairman of the Board. Although as an employee he is not considered independent under the listing requirements of the Nasdaq Stock Market, each other member of the Board of Directors is considered independent under those listing requirements. Accordingly, the Board of Directors has determined that the full Board of Directors, consisting predominately of independent directors, is able to fulfill its fundamental role of providing advice to and independent oversight of management.

To further strengthen the regular oversight of the full Board of Directors, the standing committees of the Board of Directors are comprised solely of independent directors. These committees are the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. See “Committees of the Board of Directors.”

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Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face several risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks Cincinnati Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

The following table identifies our standing committees and their members. The members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are considered independent according to the relevant listing standards of the Nasdaq Stock Market. The charter of each committee is available in the Investor Relations section of the Bank’s website (www.cincinnatifederal.com).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Robert A. Bedinghaus
Henry C. Dolive, Ph.D.	X	Chairman
Harold L. Anness			X
Stuart H. Anness, M.D.		X	X
Andrew J. Nurre, CPA	Chairman	X
Charles G. Skidmore	X		X
Number of Meetings in Fiscal Year 2017	5	8	1

Audit Committee. The Audit Committee is established according to the requirements of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Andrew J. Nurre is an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for Cincinnati Bancorp and the Bank, establishes the compensation for Cincinnati Bancorp’s and Bank’s senior management and conducts the performance review of the President. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board of Directors in: (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (ii) recommending to the Board the director nominees for the next annual meeting; (iii) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (iv) leading the Board in its annual review of the Board’s performance; and (v) recommending director nominees for each committee

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Minimum Qualifications for Director Nominees. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of our stockholders and the best interests of Cincinnati Bancorp;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities the Bank serves. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

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In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Director Candidates Recommended by Stockholders. The policy of the Nominating and Corporate Governance Committee is to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at our main office:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•	The name and address of the stockholder as they appear on Cincinnati Bancorp’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of Cincinnati Bancorp capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicates such person’s qualification to serve on the Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in Cincinnati Bancorp’s proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at Cincinnati Bancorp’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date on which Cincinnati Bancorp’s proxy statement for the previous year’s annual meeting was released to stockholders, advanced by one year.

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Board and Committee Meetings

The business of Cincinnati Bancorp and the Bank is conducted through meetings and activities of their respective Boards of Directors and committees. During the fiscal year ended December 31, 2017, the Board of Directors of Cincinnati Bancorp held 10 meetings and the Board of Directors of the Bank held 12 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which he served.

Director Attendance at Annual Meeting

All our directors attended last year’s annual meeting.

Codes of Ethics

We have adopted a Code of Ethics for Senior Officers and a Code of Business Conduct and Ethics. Both are designed to ensure that our directors and employees meet the highest standards of ethical conduct. The Code of Ethics for Senior Officers, which applies to our principal executive officer and principal financial officer, addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations The Code of Business Conduct and Ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, both codes are designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers and the Code of Business Conduct and Ethics are available in the Investor Relations section of the Bank’s website (www.cincinnatifederal.com).

Report of the Audit Committee

Cincinnati Bancorp’s management is responsible for Cincinnati Bancorp’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees Cincinnati Bancorp’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that Cincinnati Bancorp’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (United States) Auditing Standard No. 16, which include the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

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In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from Cincinnati Bancorp and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of Cincinnati Bancorp’s internal control over financial reporting and the overall quality of its financial reporting process.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of Cincinnati Bancorp’s financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that Cincinnati Bancorp’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in Cincinnati Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, BKD, LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2018.

Audit Committee of the Board of Directors

of

Cincinnati Bancorp

Andrew J. Nurre, CPA (Chairman)

Henry C. Dolive, Ph.D.

Charles G. Skidmore

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Directors’ Compensation

The following table provides the compensation received by the individuals who served as our non-employee directors during the fiscal year ended December 31, 2017. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	All Other Compensation	Total
Henry C. Dolive, Ph.D.	$30,000	$16,082	$13,436	—	$59,518
Harold L. Anness	30,000	16,082	13,436	—	59,518
Stuart H. Anness, M.D.	30,000	16,082	13,436	—	59,518
Andrew J. Nurre, CPA	34,000	16,082	13,436	—	63,518
Charles G. Skidmore	30,000	16,082	13,436	—	59,518

(1)	Reflects the aggregate grant date fair value for restricted stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718 – Share Based Payment, based on the closing price of Cincinnati Bancorp’s common stock on the grant date ($9.55 per share on June 21, 2017). Restricted stock awards vest in five approximately equal installments, with the first vesting occurring on June 21, 2018. As of December 31, 2017, each individual had an outstanding stock award for 1,684 shares.
(2)	Reflects the aggregate grant date fair value for stock options computed in accordance with FASB ASC Topic 718, using the binomial option pricing model to estimate the fair value of stock option awards. Stock option awards vest in five approximately equal installments, with the first vesting occurring on June 21, 2018. As of December 31, 2017, each individual had an outstanding option award for 4,212 shares. The actual realized value of the stock options, if any, will depend on the extent to which the market value of Cincinnati Bancorp’s common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value reflected in the table.

Director Retirement Plan. The Bank sponsors a director retirement plan for its non-employee directors. An individual who becomes a director after July 1, 2014, may not become a participant in the plan until he has completed 12 years of service on the board of directors.

Under the plan, a director who remains in service until his “benefit age” (as specified on a separate individual joinder agreement entered into with each participating director) becomes entitled to a retirement benefit. The benefit age for each of the current participants is age 75. The retirement benefit equals 50% of the director’s average annual fees paid for his services as a non-employee director for the five calendar years during which the director received the highest fees. The retirement benefit is paid in ten annual installments commencing within 30 days following the director’s attainment of his benefit eligibility date. A director’s benefit eligibility date generally means the earlier of (i) the date of the director’s separation from service after attaining his benefit age, (ii) the later of the date of his separation from service or age 70, if his separation from service occurs before his benefit age, (iii) the date he becomes disabled, (iv) the date he dies, or (v) the date on which he has a separation from service within two years of a change in control.

If a director separates from service before attaining his retirement age and other than for cause, death or disability or within two years of a change in control, he becomes entitled to his accrued benefit, payable at his benefit eligibility date in ten installments. If a director separates from service within two years of a change in control, he becomes entitled to his retirement benefit, payable on his benefit eligibility date in a lump sum (unless he has timely elected a different form of payment). If the director becomes disabled before attaining his benefit age, he will become entitled to a disability benefit. If the director has less than 15 years of service at the time of his disability, the benefit equals the director’s accrued benefit at the time of his disability. If the director has completed 15 years or more of service, the disability benefit equals the present value of the retirement benefit the director would have received had he continued in service until his benefit age and become disabled immediately thereafter. We will pay the benefit in a lump sum within 30 days of the director becoming disabled. If a director terminates service for “cause” he will not be entitled to any benefit under the plan.

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If a director dies after he begins receiving benefits but before receiving all benefit payments under the plan, we will pay his beneficiary the remaining payments at the same time the director would have received them had he survived. If a director dies while in service before attaining his benefit age, his beneficiary will become entitled to a survivor benefit. If the director has less than 15 years of service at the time of his death, the survivor benefit equals the director’s accrued benefit at the time of his death. If the director has completed 15 years or more of service, the survivor benefit equals the retirement benefit the director would have received had he continued in service until his benefit age and died immediately thereafter.

To qualify for benefits under the plan, directors must adhere to certain non-competition obligations for two years following his separation from service. These obligations do not apply following a change in control.

Stock Ownership

The following table provides information as of March 29, 2018, about the beneficial owners known to Cincinnati Bancorp that own more than 5% of our outstanding common stock and the shares of common stock beneficially owned by each nominee for director, by each director continuing in office, by each named executive officer and by all directors and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his shares.

	Number of Shares Owned	Percent of Common Stock Outstanding (1)

CF Mutual Holding Company 6581 Harrison Avenue Cincinnati, Ohio 45247	945,587	53.94%

Directors:
Robert A. Bedinghaus	33,750 (2)	1.93
Henry C. Dolive, Ph.D.	7,684 (3)	*
Harold L. Anness	16,684 (4)	*
Stuart H. Anness, M.D.	21,684 (5)	1.24
Andrew J. Nurre, CPA	3,684 (6)	*
Charles G. Skidmore	11,684 (7)	*

Executive Officers Who Are Not Directors:
Joseph V. Bunke	29,459 (8)	1.68
Herbert C. Brinkman	10,934 (9)	*
Gregory W. Meyers	24,197 (10)	1.38
John A. Schuler	4,308 (11)	*
All directors and executive officers as a group (10 persons)	164,068	9.36%

*	Less than 1%.
(1)	Based on 1,752,947 shares outstanding as of March 29, 2018.
(2)	Includes 26,000 shares held indirectly through an Individual Retirement Account (“IRA”) and 7,750 unvested shares of restricted stock.

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(3)	Includes 1,684 unvested shares of restricted stock.
(4)	Includes 15,000 shares held indirectly through an IRA and 1,684 unvested shares of restricted stock.
(5)	Includes 20,000 shares held indirectly through spouse’s trust and 1,684 unvested shares of restricted stock.
(6)	Includes 2,000 shares held indirectly through an IRA and 1,684 unvested shares of restricted stock.
(7)	Includes 1,684 unvested shares of restricted stock.
(8)	Includes 20,000 shares held indirectly through 401(k) Plan, 567 shares held indirectly through ESOP and 5,392 unvested shares of restricted stock.
(9)	Includes 4,936 shares held indirectly through 401(k) Plan, 606 shares held indirectly through ESOP, and 5,392 unvested shares of restricted stock.
(10)	Includes 18,177 shares held indirectly through 401(k) Plan, 628 shares held indirectly through ESOP, and 5,392 unvested shares of restricted stock.
(11)	Includes 2,501 shares held indirectly through 401(k) Plan, 456 shares held indirectly through ESOP, and 1,351 unvested shares of restricted stock.

BUSINESS Items to be Voted on by STOCKHOLDERs

Item 1 — Election of Directors

Cincinnati Bancorp’s Board of Directors consists of six members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election are Robert A. Bedinghaus and Stuart H. Anness, M.D. Each nominee currently serves as a director of Cincinnati Bancorp and the Bank.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of all the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors unanimously recommends that you vote “FOR ALL” of the nominees for director.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The indicated age for each individual is as of December 31, 2017. The indicated period for service as a director includes service as a director of the Bank. Except as noted below, there are no family relationships among the directors.

Director Nominees for Terms Expiring in 2021

Robert A. Bedinghaus (age 58) has served as the Chairman of the Board since 2001 (Executive Chairman since April 1, 2017) and has served as a director since 1999. He is a former Hamilton County Commissioner (1996-2001) and currently serves as Director, Business Development, for the Cincinnati Bengals, a position he has held since 2004. Additionally, he currently serves on the board of trustees for Activities Beyond the Classroom (ABC), a not-for-profit organization that focuses on providing extracurricular activities for students in the Cincinnati Public Schools. He has served as an advisory member of the Kenton County Airport Board, Vice President of the Hamilton County Township Association, President of the Hamilton County Recycling and Solid Waste Management, and President of the Hamilton County Family and Children First Council.

Mr. Bedinghaus’ experience in the public and private sectors provides him with insight and understanding into the communities served by Cincinnati Federal.

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Stuart H. Anness, M.D (age 65) has served as a director since 2003. He has practiced ophthalmology for over 32 years and is currently affiliated with the Cincinnati Eye Institute. Dr. Anness was a member of the Twin Towers Board of Trustees from 1996 to 2008 and Vice Chair on Twin Towers Board from 2006 to 2008. He has been a member of the Kenyon College Finance Executive Committee since 2012. He holds a bachelor’s degree from Kenyon College and was elected to the Phi Beta Kappa Honor Society. His medical training was completed at the University of Cincinnati College of Medicine. An ophthalmology residency program was completed at Evanston Hospital, an affiliate of Northwestern University Medical Center. He was certified by The American Board of Ophthalmology in October 1983. He was elected a fellow of the American Academy of Ophthalmology in 1983. Dr. Anness is the cousin of Harold Anness and Charles Skidmore.

Dr. Anness’s contacts in the local business community and management experience make him a valuable resource for Cincinnati Bancorp.

Directors Continuing in Office with Terms Expiring in 2019

Henry C. Dolive, Ph.D. (age 73) has served as a director since 2000, and currently also serves as Vice Chairman of the Board. He served as the Township Administrator of Anderson Township from 1989 to 2010. Since 1987, he also has served as President of Dolive, Inc., a company engaged in survey research, consulting and other activities. Dr. Dolive has taught public administration/political science at several universities in addition to serving in leadership roles in economic and organizational development with state and county governments, including a governor’s office. He is a founding board member for the Center for Local Government and served numerous years on the boards of the Anderson Area Chamber of Commerce, the Cincinnati Hillside Trust and the Hermitage Club Company, Inc.

Dr. Dolive’s experience as Anderson Township Administrator and as a local businessman provides Dr. Dolive with unique knowledge and insight of the businesses and communities of Cincinnati Federal’s market area, particularly around Anderson Township.

Harold L. Anness (age 64) has served as a director since 2000. He is an attorney with the firm of Griffin, Fletcher & Herndon LLP, located in Cincinnati, Ohio. As part of his practice, he represents developers and lenders in general real estate, mortgage lending and title matters. His law firm also represents Cincinnati Federal as outside legal counsel. Previously, he was an attorney with the law firms of Lindhorst & Dreidame Co., LPA and Thompson Hine LLP. He has served as a director of Cincinnati Federal since 2000. He is also the former Chairman and member of the Hamilton County Regional Planning Commission. Mr. Anness earned his J.D. from Ohio Northern University and a B.S. from Miami University in Oxford, Ohio. He is the cousin of Stuart Anness.

Mr. Anness’ legal experience and knowledge of the local community enables him to provide insights as a member of the board of directors.

Directors Continuing in Office with Terms Expiring in 2020

Andrew J. Nurre, CPA (age 50) has served as a director since 2009. Following the Bank’s 2007 merger with The Clifton Heights Savings & Loan Company, he served as an advisory director of Cincinnati Federal from 2007 to 2009. He previously served on the board of The Clifton Heights Savings & Loan Company since 1996. In addition to his almost 20 years experience as a mutual savings and loan board member, Mr. Nurre is a Certified Public Accountant with the accounting firm Donald A. Reisenberg, LTD., West Chester, Ohio, a position he has held since 2007. He has a background in income tax and general business consulting areas. Mr. Nurre holds a BBA degree in accounting and finance from the University of Cincinnati and has been a CPA for over 20 years.

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Mr. Nurre’s experience as an accountant and his contacts in the local community make him a valuable resource for Cincinnati Bancorp.

Charles G. Skidmore (age 50) has served as a director since 2005. He is an attorney in solo practice in Cincinnati. Before starting his own practice in 2010, he was corporate counsel for LCA Vision, a leading provider of laser vision correction, and an attorney at Lindhorst & Dreidame, LPA. He currently serves as a director for several small businesses, and formerly served as a director for Lasik Insurance Company. Mr. Skidmore sits on the board of directors of the Mill Creek Alliance. He chairs the Greenways Subcommittee for the City of Wyoming, Ohio, and serves on the Wyoming Income Tax Review Board and the board of trustees of the Wyoming Recreation Foundation. Mr. Skidmore holds a juris doctorate from the University of Cincinnati College of Law and a LLM, Masters of Law in Taxation, from Capital University Law School. He is the cousin of Stuart Anness.

Mr. Skidmore’s experience as a corporate attorney, including his experience in public company securities disclosure reporting while affiliated with LCA Vision, makes him a valuable resource for Cincinnati Bancorp.

Item 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

BKD, LLP served as Cincinnati Bancorp’s independent registered public accounting firm for the 2017 fiscal year. The Audit Committee of the Board of Directors has appointed BKD, LLP to serve as our independent registered public accounting firm for the 2018 fiscal year, subject to ratification by stockholders. A representative of BKD, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of BKD, LLP to serve as the independent registered public accounting firm.

Audit Fees. The following table sets forth the fees that BKD, LLP billed to Cincinnati Bancorp for the fiscal years ended December 31, 2017 and 2016:

	2017	2016
Audit Fees (1)	$86,900	$76,800
Audit-Related Fees	—	—
Tax Fees (2)	11,850	10,800
All Other Fees	—	—

(1)	Consists of fees for professional services rendered for the audit of the consolidated financial statements included in the Annual Report on Form 10-K, for the review of financial statements included in the Quarterly Reports on Form 10-Q and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Consists of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit service to us prohibited by law or regulation.

Executive Compensation

Summary Compensation Table

The following information is furnished for our principal executive officer and the two most highly compensated executive officers (other than the principal executive officer) whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2017. These individuals are sometimes referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	All Other Compensation	Total
Joseph V. Bunke	2017	$130,372	15,000	$51,494	$26,873	$7,835 (3)	$231,574
President	2016	125,326	13,750	—	—	7,481	146,557

Gregory W. Myers	2017	$145,947	$15,000	$51,494	$32,247	$8,351 (4)	$253,039
Senior Vice President and Chief Lending Officer	2016	140,324	13,750	—	—	7,951	162,035

Robert A. Bedinghaus	2017	$90,000	$18,000	$74,013	$37,623	$28,315 (5)	$247,951
Executive Chairman

(1)	Reflects the aggregate grant date fair value for restricted stock awards computed in accordance with FASB ASC Topic 718 – Share Based Payment, based on the closing price of Cincinnati Bancorp’s common stock on the grant date ($9.55 per share on June 21, 2017). Restricted stock awards vest in five approximately equal installments, with the first vesting occurring on June 21, 2018. As of December 31, 2017, Messrs. Bunke and Myers each had an outstanding stock award for 5,392 shares and Mr. Bedinghaus had an outstanding award for 7,750 shares.
(2)	Reflects the aggregate grant date fair value for stock options computed in accordance with FASB ASC Topic 718, using the binomial option pricing model to estimate the fair value of stock option awards. Stock option awards vest in five approximately equal installments, with the first vesting occurring on June 21, 2018. As of December 31, 2017, Mr. Bunke had an outstanding option award for 8,424 shares, Mr. Myers had an outstanding option award for 10,109 shares and Mr. Bedinghaus had an outstanding option award for 11,794 shares. The actual realized value of the stock options, if any, will depend on the extent to which the market value of Cincinnati Bancorp’s common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value reflected in the table.

(3)	Consists of employer matching contributions to the 401(k) Plan ($4,361), employer-paid life insurance premiums ($344), employer-paid long-term disability insurance premiums ($1,070) and membership fees ($2,060).
(4)	Consists of employer matching contributions to the 401(k) Plan ($4,828), employer- paid life insurance premiums ($351), employer-paid long-term disability insurance premiums ($1,112) and membership fees ($2,060).
(5)	Consists of director fees ($25,500), employer matching contributions to the 401(k) Plan ($1,800), employer-paid life insurance premiums ($237) and employer-paid long-term disability insurance premiums ($778).

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Employment Agreement

Cincinnati Federal has entered into an employment agreement with Gregory W. Meyers. The current term of the employment agreement expires on May 28, 2020. The employment agreement sets forth the duties and responsibilities of Mr. Meyers and provides Mr. Meyers with a base salary and other employee benefits. The current base salary of Mr. Meyers is $145,947.

We may terminate Mr. Meyers’ employment at any time during the term of the employment agreement. Mr. Meyers is not entitled to receive any compensation or other benefits for any period following his termination of employment for “Just Cause” (as defined in the agreement). If, in connection with or within one year of a change in control of Cincinnati Federal, we terminate Mr. Meyers’ employment for any reason other than Just Cause or if Mr. Meyers elects to terminate his employment, we will pay him an amount equal to three times his “average annual compensation” (as that term is used for purposes of Section 280G of the Internal Revenue Code of 1986, as amended). Mr. Meyers will also be eligible for continued coverage under our group health, hospitalization and disability plans at our expense until the earlier of (i) the end of the term of the employment agreement or (ii) the date on which he becomes covered under another employer’s plan providing comparable coverage. If we terminate Mr. Meyers employment during the term of the employment agreement for reasons other than Just Cause and outside of a change in control of Cincinnati Federal, we will pay him his monthly base salary for the remaining term of the agreement and continue to provide him with coverage under our group health, hospitalization and disability plans at our expense until the earlier of (i) the first anniversary of his termination of employment or (ii) the date on which he becomes covered under another employer’s plan providing comparable coverage. If Mr. Meyers dies during the term of the employment agreement, we will pay his estate the compensation otherwise due him through the end of the calendar month in which his death occurs.

Outstanding Equity Awards at December 31, 2017

The following table provides information regarding equity awards outstanding as of December 31, 2017 to each named executive officer.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Restricted Stock That Have Not Vested (1)	Market Value of Shares of Restricted Stock That Have Not Vested (2)
Joseph V. Bunke	—	8,424	$9.55	06/21/27	5,392	$56,239
Gregory W. Myers	—	10,109	9.55	06/21/27	5,392	56,239
Robert A. Bedinghaus	—	11,794	9.55	06/21/27	7,750	80,833

(1)	Restricted stock awards vest in five approximately equal installments, with the first vesting occurring on June 21, 2018.
(2)	Based upon the closing stock price of $10.43 per share on December 29, 2017 (the last trading day of the year).

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Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Cincinnati Bancorp’s executive officers and directors, and persons who own more than 10% of any registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of the reports we have received and written representations provided to us by the individuals required to file the reports, we believe that each executive officer, director and greater than 10% beneficial owner has complied with applicable reporting requirements for transactions in Cincinnati Bancorp common stock during the fiscal year ended December 31, 2017.

Transactions with Related Persons

Loans and Extensions of Credit. Federal securities law generally prohibits publicly-traded companies from making loans to their executive officers and directors, but it contains a specific exemption from this prohibition for loans made by federally-insured financial institutions, such as Cincinnati Federal, to their executive officers and directors in compliance with federal banking regulations. Federal banking regulations permit executive officers and directors to receive the same terms that are widely available to other employees so long as the director or executive officer is not given preferential treatment compared to the other participating employees. Cincinnati Federal makes loans to its employees, other than senior management and directors, through an employee loan program at a reduced interest rate 0.25% below the interest rate offered to the public on fixed-rate loans. The margin on adjustable-rate loans is also reduced by 0.25%.

Cincinnati Federal does not generally make loans to its executive officers and directors. A mortgage loan may be made to an insider provided it is collateralized using their primary residence and the loan must be sold in the secondary mortgage market at prevailing terms and conditions. Cincinnati Federal complies with federal regulations with respect to its loans and extensions of credit to executive officers and directors.

Other Transactions. Harold L. Anness is an attorney with the law firm of Griffin, Fletcher & Herndon LLP (“GF&H”) and an employee of Lawyers Title of Cincinnati, Inc. (“Lawyers Title”). GF&H serves as outside general counsel to Cincinnati Federal and provides loan closing services to borrowers of Cincinnati Federal who elect to use its services. Lawyers Title provides loan closing, escrow and title insurance services to borrowers of Cincinnati Federal who elect to use its services. Lawyers Title and GF&H are related entities. During the fiscal year ended December 31, 2017, Cincinnati Federal paid $7,908 in legal fees and expenses to GF&H for foreclosure services and other legal services rendered to Cincinnati Federal. During the fiscal year ended December 31, 2017, borrowers of Cincinnati Federal paid $112,749 in fees and expenses to GF&H and $183,415 in fees and expenses to Lawyers Title.

Mr. Anness owns 10% of RB Title Agency, LLC (“RB Title”). RB Title provides loan closing, escrow and title insurance services to borrowers of Cincinnati Federal who elect to use its services. Borrowers of Cincinnati Federal paid $19,766 in fees and expenses to RB Title during the fiscal year ended December 31, 2017.

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Submission of STOCKHOLDER Business Proposals and Nominations

Cincinnati Bancorp must receive proposals that shareholders seek to include in the proxy statement for its next annual meeting no later than December 14, 2018. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 24, 2019, a shareholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

In accordance with our Bylaws, for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to our Corporate Secretary not less than five days before the date of the annual meeting. The notice must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and (ii) the business, as well as the name and address of such stockholder and the class and number of shares of our stock that are owned of record by such stockholder. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days before the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

For a stockholder to properly propose a nominee to the Board of Directors at an annual meeting, the stockholder must give written notice to our Corporate Secretary not less than five days before the date of the annual meeting. The notice must set forth: (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, and (iii) such person’s written consent to serve as a director, if elected; and (B) as to the stockholder giving the notice, (i) the name and address of such stockholder and (ii) the class and number of shares of our stock that are owned of record by such stockholder.

STOCKholder Communications

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to Cincinnati Bancorp, Inc., 6581 Harrison Avenue, Cincinnati, Ohio 45247. Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the Chairperson of the Nominating and Corporate Governance Committee at the same address.

Miscellaneous

Cincinnati Bancorp will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Cincinnati Bancorp common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation.

Cincinnati Bancorp’s Annual Report on Form 10-K is included with this proxy statement. Any stockholder who has not received a copy of the Form 10-K may obtain a copy by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 24, 2018.” The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS

Harold L. Anness
Corporate Secretary

Cincinnati, Ohio

April 13, 2018

19

ANNUAL MEETING OF STOCKHOLDERS OF

# CINCINNATI BANCORP

May 24, 2018

**GO GREEN**

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:**
The Notice of Annual Meeting, Proxy Statement, Proxy Card and 2017 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000000000 0 052418

**THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. ELECTION OF TWO DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Robert A. Bedinghaus
- ○ Stuart H. Anness

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed and dated, will be voted as directed herein by the undersigned stockholder. **If no direction is given, this Proxy will be voted "FOR" all of the nominees for director and "FOR" Proposal 2.**

**YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.**

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

# CINCINNATI BANCORP

May 24, 2018

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

**Internet/Telephone voting deadline is 11:59 PM EDT on May 23, 2018.**

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:**
The Notice of Annual Meeting, Proxy Statement, Proxy Card and 2017 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230000000000000000 0 052418

**THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

1. ELECTION OF TWO DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Robert A. Bedinghaus
○ Stuart H. Anness

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed and dated, will be voted as directed herein by the undersigned stockholder. **If no direction is given, this Proxy will be voted "FOR" all of the nominees for director and "FOR" Proposal 2.**

**YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.**

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

# CINCINNATI BANCORP

**Revocable Proxy**

**Solicited on Behalf of the Board of Directors**

**Annual Meeting of Stockholders on May 24, 2018**

The undersigned hereby appoints Harold L. Anness, Henry C. Dolive and Charles D. Skidmore, and each of them, with full power of substitution and power to act alone, to act as proxies and to vote all of the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Cincinnati Bancorp, to be held at the main office of Cincinnati Federal, 6581 Harrison Avenue, Cincinnati, Ohio, and at any adjournments or postponements thereof, as follows:

**(Continued and to be signed on the reverse side.)**

1.1 14475

401(k) VOTING INSTRUCTION CARD

ANNUAL MEETING OF STOCKHOLDERS OF

# CINCINNATI BANCORP

May 24, 2018

**GO GREEN**

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:**
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2017 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please sign, date and mail this voting instruction card in the envelope provided so that it is received by the transfer agent by May 17, 2018.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000000000 0 052418

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TWO DIRECTORS:

NOMINEES:

☐ FOR ALL NOMINEES
- ○ Robert A. Bedinghaus
- ○ Stuart H. Anness

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Signature of 401(k) Participant ______ Date: ______

401(k) VOTING INSTRUCTION CARD
ANNUAL MEETING OF STOCKHOLDERS OF

# CINCINNATI BANCORP

May 24, 2018

## VOTING INSTRUCTIONS CARD

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your voting instruction card available when you call.

**Internet/Telephone voting deadline is 11:59 PM EDT on May 17, 2018.**

**MAIL** - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:**
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2017 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230000000000000000 0 052418

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TWO DIRECTORS:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Robert A. Bedinghaus
- ○ Stuart H. Anness

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Signature of 401(k) Participant ____________ Date: ________

0

# CINCINNATI BANCORP
# 401(K) VOTING INSTRUCTION CARD

**Annual Meeting of Stockholders on May 24, 2018**

The undersigned hereby instructs the trustee (the “Trustee”) of the Cincinnati Federal 401(k) Profit Sharing Plan (the “401(k) Plan”), to vote, as designated hereon, all the shares of Common Stock of Cincinnati Bancorp (the “Company”) which have been allocated to the account of the undersigned pursuant to the 401(k) Plan at the Annual Meeting of Stockholders to be held on May 24, 2018, or any adjournments thereof.

*AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

The Trustee will vote the shares represented by this Voting Instruction Card if it is properly completed, signed, and received by American Stock Transfer and Trust Company before 11:59 p.m. EDT on May 17, 2018. Please note that if this Voting Instruction Card is not properly completed and signed, or it is not received as indicated above, the shares allocated to the participant’s account will be voted in accordance with the terms of the 401(k) Plan.

**(Continued and to be signed on the reverse side.)**

1.1 14475

# ESOP VOTING INSTRUCTION CARD

## ANNUAL MEETING OF STOCKHOLDERS OF

# CINCINNATI BANCORP

**May 24, 2018**

**GO GREEN**

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:**
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2017 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please sign, date and mail this voting instruction card in the envelope provided so that it is received by the transfer agent by May 17, 2018.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000000000 0　　　　052418

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TWO DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Robert A. Bedinghaus
○ Stuart H. Anness

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Signature of ESOP Participant ______________ Date: ______________

**ESOP VOTING INSTRUCTION CARD**
**ANNUAL MEETING OF STOCKHOLDERS OF**

# CINCINNATI BANCORP

**May 24, 2018**

**VOTING INSTRUCTIONS CARD**

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your voting instruction card available when you call.

**Internet/Telephone voting deadline is 11:59 PM EDT on May 17, 2018.**

**MAIL** - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:**
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2017 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230000000000000000 0 052418

**THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

1. ELECTION OF TWO DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

**NOMINEES:**
○ Robert A. Bedinghaus
○ Stuart H. Anness

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Signature of ESOP Participant ____________ Date: ________

0

CINCINNATI BANCORP
ESOP VOTING INSTRUCTION CARD

Annual Meeting of Stockholders on May 24, 2018

The undersigned hereby instructs First Trust of MidAmerica, services provided by Community Bank of Pleasant Hill, as Trustee*, to vote, as designated hereon, all the shares of Common Stock of Cincinnati Bancorp (the "Company") which have been (or which are deemed to have been) allocated to the account of the undersigned pursuant to the Cincinnati Federal Employee Stock Ownership Plan ("ESOP") at the Annual Meeting of Stockholders to be held on May 24, 2018, or any adjournments thereof.

*AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

The Trustee will vote the shares represented by this Voting Instruction Card if it is properly completed, signed, and received by American Stock Transfer and Trust Company before 11:59 p.m. EDT on May 17, 2018. Please note that if this Voting Instruction Card is not properly completed and signed, or it is not received as indicated above, the shares allocated to the participant's account will be voted in accordance with the terms of the ESOP.

(Continued and to be signed on the reverse side.)

1.1

14475